Creating Value The “Dover Way”
Dover Investor Day Presentation
November 16, 2009

Forward Looking Statements
We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties. We caution everyone to be guided in their analysis of Dover Corporation by referring to our Form 10-K for a list of factors that could cause our results to differ from those anticipated in any such forward looking statements.
We would also direct your attention to our internet site, www.dovercorporation.com, where considerably more information can be found.

ver Investor Day Agenda
Time Presenter Topic
1:05 — 1:35 Bob Livingston Dover Strategy — The Dover Way 1:35 — 1:45 Steve Sellhausen Disciplined M&A
1:45 — 1:55 Jim Moyle Global Procurement Initiative 1:55 — 2:55 Segment Presidents Segment Overviews
Ray Hoglund (DES) Bill Spurgeon (DFM) Tom Giacomini (DIP) Dave Van Loan (DET)
2:55 — 3:10 Brad Cerepak Dover Financial Goals and Metrics 3:10 — 3:15 Bob Livingston Summary and Conclusion 3:15 — 3:45 Bob Livingston Q&A 3:45 — 4:00 Refreshment Break 4:00 — 5:00 Segment Presidents Segment Q&A Breakouts 5:00 Dover Reception

Dover Investor Day Agenda
Time Presenter Topic
1:00 — 1:05 Paul Goldberg Welcome and Introduction
1:05 — 1:35 Bob Livingston Dover Strategy — The Dover Way
1:35 — 1:45 Steve Sellhausen Disciplined M&A
1:45 — 1:55 Jim Moyle Global Procurement Initiative 1:55 — 2:55 Segment Presidents Segment Overviews
Ray Hoglund (DES) Bill Spurgeon (DFM) Tom Giacomini (DIP) Dave Van Loan (DET)
2:55 — 3:10 Brad Cerepak Dover Financial Goals and Metrics 3:10 — 3:15 Bob Livingston Summary and Conclusion 3:15 — 3:45 Bob Livingston Q&A 3:45 — 4:00 Refreshment Break 4:00 — 5:00 Segment Presidents Segment Q&A Breakouts 5:00 Dover Reception 2

Bob Livingston
President and Chief Executive Officer Dover Corporation 3

Building on our Strengths to Drive Sustained, Superior Returns
Attractive portfolio of highly-profitable industrial businesses
OpCo leadership empowered to win with customers Application-specific innovation, driving customer value
Mix of organic & acquisitive growth

Many Changes at Dover Over Past Year
Brad Cerepak Joe Schmidt VP Finance and CFO VP General Counsel and Secretary
Tom Giacomini Steve Sellhausen President, Industrial Products VP Corporate Development
Ray Hoglund Bill Spurgeon President, Engineered Systems President, Fluid Management
Jay Kloosterboer Dave Van Loan VP Human Resources President, Electronic Technologies
Bob Livingston Michael Zhang President & CEO Managing Director, China
Jim Moyle VP Global Sourcing & Supply Chain

Many Changes at Dover Over Past Year
Brad Cerepak Joe Schmidt VP Finance and CFO VP General Counsel and Secretary
Tom Giacomini Steve Sellhausen President, Industrial Products VP Corporate Development
Ray Hoglund Bill Spurgeon President, Engineered Systems President, Fluid Management
Jay Kloosterboer Dave Van Loan VP Human Resources President, Electronic Technologies
Bob Livingston Michael Zhang President & CEO Managing Director, China
Jim Moyle VP Global Sourcing & Supply Chain New to role 6

Many Changes at Dover Over Past Year
Brad Cerepak Joe Schmidt VP Finance and CFO VP General Counsel and Secretary
Tom Giacomini Steve Sellhausen President, Industrial Products VP Corporate Development
Ray Hoglund Bill Spurgeon President, Engineered Systems President, Fluid Management
Jay Kloosterboer Dave Van Loan VP Human Resources President, Electronic Technologies
Bob Livingston Michael Zhang President & CEO Managing Director, China
Jim Moyle New to role VP Global Sourcing & Supply Chain New to Dover 7

Our Past 10 Years
Challenges in M&A arena
Slow response to ‘00-’01 economic downturn
Better alignment and integration needed with acquisitions
Maintained market-leading position
Maintained focus on generating strong cash flow
Actively shaping our portfolio
Improved and standardized M&A and PMI processes
Decisively and aggressively dealing with economic downturn 8

Our Advantaged Business Model
Attractive portfolio of highly-profitable, industrial businesses with strong market positions Entrepreneurial operating company leadership empowered to win with customers Winning through application-specific innovation driving customer value Delivering organic and acquisitive growth in attractive spaces
A continued focus on customers, market leadership, cash generation 9

10
Customer Focused, Entrepreneurial Operating Company Leadership Empowered to Win
Close to customers, channels, and competitors Compete on customer value rather than price Ability to act fast, respond to market changes quickly Earn high-gross margins Application-specific product Win with winners innovation, providing Attract and retain best leaders tangible value to customers in the industry Precision pricing Grow faster than our markets Operational resources aligned with market strategy

11
Dover Well Positioned to Create Shareholder Value
Capturing Benefits of Common Ownership
Positioning More Disciplined for Growth Capital Allocation

12
Dover Well Positioned to Create Shareholder Value
Capturing Benefits of Common Ownership
Procurement Regional infrastructure Shared technology and facilities
Positioning More Disciplined for Growth Capital Allocation

13
Operating Company Performance Enhanced by Dover Scale
Procurement Leverage combined buying Operating company leadership power of Dover able to focus on customers, products and technology Regional infrastructure Utilize capacity and resources Improved cash “drop through” across company boundaries from every dollar of growth Advantaged cost structures Shared technology and facilities Provide attractive career paths Cross business product and develop talent base to its development full potential Shared manufacturing centers

14
Building Scale in China for Growth
Opened regional headquarters in Shanghai September 2009
Increasing regional business development resources
Managing shared manufacturing facilities
Building best cost country supply base
Operating shared service center

15
Dover Well Positioned to Create Shareholder Value
Capturing Benefits of Common Ownership
Positioning for Growth More Disciplined Healthy portfolio positioned for growth Exposure to global macro growth Capital Allocation drivers Investing through the downturn
16

Healthy Portfolio Positioned for Growth
Electronic Leading market positions, strong industrial brands Technologies (18%) Value-added in engineering, design and marketing Fluid Management Intense customer intimacy (22%)
Application-specific innovation, creating value Industrial for customers Products (28%) Sustainable growth, exposure to tailwinds and growth drivers
Longer product life cycles with evolutionary Systems technology shifts
2009e Revenue 100% = $5.6-5.8B 17

Significant Exposure to a Number of Favorable Global Macro Growth Trends — ‘Tailwinds’
Increased demand, depleting resources Renewable energy technologies Emerging market growth
Energy efficiency Environmentally friendly products Recycling Clean energy
Product identification Traceability Food safety
Mobile devices Defense spending/ geopolitics Infrastructure
Increased living standards Infrastructure build-out Manufacturing/LCC capabilities 18

Dover Well Positioned to Create Shareholder Value
Capturing Benefits of Common Ownership
More Disciplined Capital Allocation Positioning for Growth Strategic and synergistic Process discipline Integration focus and accountability 19

Focusing Our Investments in Attractive Sectors
Energy Fluid Solutions Product Identification
Acoustic and Communication Food Service and Retail Equipment Components
20

Overarching Goal: Drive Sustained Shareholder Returns
Objective: Sustained top-quartile TSR
4-5% through-cycle Drive margin organic growth improvement Disciplined capital allocation Balance of growth Expand return on from disciplined invested capital Maintain ongoing acquisitions in return of cash to attractive sectors Leverage shareholders Dover scale
Supporting • Compensation linked to TSR • Well defined and actively governed M&A/PMI processes infrastructure • Talent development programs 21

Dover Investor Day Agenda
Time Presenter Topic
1:00 — 1:05 Paul Goldberg Welcome and Introduction 1:05 — 1:35 Bob Livingston Dover Strategy — The Dover Way
1:35 — 1:45 Steve Sellhausen Disciplined M&A
1:45 — 1:55 Jim Moyle Global Procurement Initiative 1:55 — 2:55 Segment Presidents Segment Overviews
Ray Hoglund (DES) Bill Spurgeon (DFM) Tom Giacomini (DIP) Dave Van Loan (DET)
2:55 — 3:10 Brad Cerepak Dover Financial Goals and Metrics 3:10 — 3:15 Bob Livingston Summary and Conclusion 3:15 — 3:45 Bob Livingston Q&A 3:45 — 4:00 Refreshment Break 4:00 — 5:00 Segment Presidents Segment Q&A Breakouts 5:00 Dover Reception 22

The New Dover Disciplined M&A Strategy —What’s Different?
Opportunistic Proactive + opportunistic More stand alone focused More strategic add-ons Buy and improve Integrate and capture synergies 23

M&A Core to Dover Strategy
Acquisition spend or divestiture as % of revenue (%) 25
Stand alone 20 acquisitions
15 Strategic add-on acquisitions 10 Avg = 8%
5 Corning Freq. 0 Rasco Avg = 2% -5 Hydratight Tranter AC Compressor Divestitures -10 Mark Andy Dovatech Universal
-15 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 YTD
24

Robust Acquisition/Divestiture Processes Established
Proactively pursue businesses with attractive Dover business model Focus on “expandable” growth spaces — link to capital allocation Acquisitions where current Dover Platforms enable value creation Address low-fit businesses — operational/divestiture
Explicit deal board and due diligence processes “Value stack” transaction assessment linked to post-close actions Discipline Valuation discipline: acquisitions compete with share buybacks
Repeatable, scalable, resourced process for acquisition integrations Integration Standardized tools, scorecards, metrics and reporting/tracking Discipline Focused and accountable management (sponsor, integration manager)
25

Proactively Shaping Dover M&A Pipeline
Proactively pursue businesses with attractive Dover business model Linked to strategy & portfolio review Fits common Dover business model Formal search & screen criteria
Primary focus on strategic add-on deals Maximizes value creation potential
Focus on continued international expansion
Traditional focus on private deals, though open to public deals
Focus on $50M — $500M sweet spot
26

Example: Disciplined M&A Process
Acme Acquisition Integration Performance



Category of acquisition	Sponsor	Integration Manager	Acquisition date	Current date
Add-on	J. Smith	M. Jones	1/1/09	8/1/09

Financial performance ($M) (for specified period)	Original planned results 2009 1Q	2Q	3Q	4Q	Tot	2010 1Q	2Q	3Q	4Q	Tot	Realized results Cumulative plan to date	Cumulative actual to date	Cumulative estimate	On track?
Sales (overall)	50	50	55	60	215	60	65	65	70	260	118	130	500	Green
EBIT (overall)	3	3	4	7	17	7	8	9	11	35	7	9	55	Green
EBIT margin % (overall)	6	6	7	12	8	12	12	14	16	14	6	7	11	Green
FCF (overall)	1	2	2	4	9	4	5	6	7	22	3	4	35	Green

Integration impact ($M) (achieved by quarter)	Planned integration impact 2009 1Q	2Q	3Q	4Q	Tot	2010 1Q	2Q	3Q	4Q	Tot	Realized results Cumulative Plan to date	Cumulative Realized to date	On track?
EBIT impact													
SG&A reduction	0.1	0.3	0.3	0.3	1.0	0.3	0.3	0.3	0.3	1.2	0.7	0.7	Green
Cross-selling	-	-	1.0	1.0	2.0	1.0	1.0	1.0	1.0	4.0	1.0	0.7	Red
Sourcing savings	-	-	-	2.0	2.0	2.0	2.0	2.0	2.0	8.0	-	-	White
Plant consolidation	-	-	-	-	-	-	2.5	2.5	2.5	7.5	-	-	White
Total EBIT impact	0.1	0.3	1.3	3.3	5.0	3.3	5.8	5.8	5.8	20.7	1.7	1.4	Yellow
FCF impact													
Inventory reduction	-	-	-	2.0	2.0	-	-	-	-	-	-	-	White
One time capital impacts (cash)	-	-	-	-	-	-	-	-	-	-	-	-	White
One time non-capital impacts (cash)	-	-	-	-	-	(1.0)	-	-	-	(1.0)	-	-	White

Integration economics	Projected	Latest estimate
Total one time impacts (cash)	$201M	$201M
3-year incremental iTSR	5%	5%
3-year standalone iTSR	17%	18%
After-tax IRR	14%	16%
Cash payback	Year 8	Year 7

Integration assessment

Underlying business growing faster than expected due to new product launch that has increased share. SG&A reduction completed on time and realized target. Cross-selling slightly below target due to delays in salesperson training.

Green: On track (above commitment) · Yellow: At risk (<20% below commitment) · Red: Off track (>20% below commitment)

DOVER DAY 2009

27

Continuing to Pursue and Execute Attractive Deals: Hill PHOENIX Acquisition of Tyler Refrigeration
Deal closed May 2009
Exceeding planned customer retention rates
Tyler technology incorporated in Hill PHOENIX products within 4 weeks of close
All Tyler volume absorbed into Hill PHOENIX facility — no delayed or missed orders
Value capture ahead of plan
Key step in Hill PHOENIX strategy
28

Dover Investor Day Agenda
Time Presenter Topic
1:00 — 1:05 Paul Goldberg Welcome and Introduction 1:05 — 1:35 Bob Livingston Dover Strategy — The Dover Way 1:35 — 1:45 Steve Sellhausen Disciplined M&A
1:45 — 1:55 Jim Moyle Global Procurement Initiative 1:55 — 2:55 Segment Presidents Segment Overviews
Ray Hoglund (DES) Bill Spurgeon (DFM) Tom Giacomini (DIP) Dave Van Loan (DET)
2:55 — 3:10 Brad Cerepak Dover Financial Goals and Metrics 3:10 — 3:15 Bob Livingston Summary and Conclusion 3:15 — 3:45 Bob Livingston Q&A 3:45 — 4:00 Refreshment Break 4:00 — 5:00 Segment Presidents Segment Q&A Breakouts 5:00 Dover Reception
29

Capturing the Benefits of Common Ownership Through Procurement
30

New Strategic Direction for Procurement
Historically, procurement highly decentralized Move from tactical buying — >30 businesses, >200 plants to strategic procurement — Procurement fragmented across many locations Shifting to a more global supply base Identified significant overlap in purchasing Capture value from across Dover combined buying power of Dover Building central/matrixed procurement capability to leverage Dover scale
31

Focused on Six Areas of Improvement
Identify and qualify the most capable suppliers
Forge alliances with major suppliers
Standardize supply chain sourcing processes
Provide data analysis tools
Increase BCC/LCC Sourcing
Train and develop procurement professionals
32

New Capabilities and a New Way of Working Together
Active collaboration
Building supporting infrastructure at corporate and segments
— Central procurement group
— Segment sourcing leadership
— China sourcing organization
Formed commodity teams with central leadership and representatives from businesses that will benefit the most Umbrella agreements negotiated centrally are used by local buyers Confident this will drive significant, lasting impact but it will take time
33

Multi-Year Procurement Program Prioritizes Efforts Based on ROI
Year of Example Addressable completion categories spend ($M)
2009 Telecom 30 Office supplies Annual 2010 Transportation ~1,000 recurring Plastics savings of Metals & Castings $75 — 100M Motors in 2011 2011 MRO & Travel ~500 Hydraulics Machined Parts
2012+ Bearings ~1,000 Chemicals Electronics
34

Transportation Example
Rationalizing supply base, becoming more relevant to those we keep Transportation a significant opportunity for Dover Transportation Vendors (#) Dover with >$250M of annual spend 1200 ~1,100
Wrapping up intensive analysis phase routes 800 — Analyzed database of >14k global
Negotiations with ~50 vendors underway 400 200
~50 Expect to achieve >10% savings on total 0 spend 2008 2009 RFQ 2010 plan Avg. spend per supplier $0.2 M $5.0 M ($M)
35

Similar Opportunities in Many Other Categories
Approximate number of Direct spend category Dover suppliers
Machined parts and fabrications 1,300 Transportation 1,100 Castings 425 Refrigeration 400 Metals 375 Electronics 350 Resins and plastics 275 ... and many more
36

A New Era
Dover is Strategically Changing its Focus to a Single Voice
In Short... Dover is strategically sourcing as one!
37

Dover Investor Day Agenda
Time Presenter Topic
1:00 — 1:05 Paul Goldberg Welcome and Introduction 1:05 — 1:35 Bob Livingston Dover Strategy — The Dover Way 1:35 — 1:45 Steve Sellhausen Disciplined M&A
1:45 — 1:55 Jim Moyle Global Procurement Initiative 1:55 — 2:55 Segment Presidents Segment Overviews Ray Hoglund (DES) Bill Spurgeon (DFM) Tom Giacomini (DIP) Dave Van Loan (DET)
2:55 — 3:10 Brad Cerepak Dover Financial Goals and Metrics 3:10 — 3:15 Bob Livingston Summary and Conclusion 3:15 — 3:45 Bob Livingston Q&A 3:45 — 4:00 Refreshment Break 4:00 — 5:00 Segment Presidents Segment Q&A Breakouts 5:00 Dover Reception
38

Engineered Systems
Ray Hoglund
39

Engineered Systems
Electronic Engineered Products Technologies Leading suppliers of: (18%) Commercial food service/ display equipment Fluid Refrigeration and cooling Management systems (22%) Food packaging equipment
Industrial Products Product Identification (28%) Worldwide suppliers of industrial marking and coding systems serving: Food and beverage Cosmetic Pharma Electronic & industrial
2009e Revenue 100% = $5.6-5.8B
40

Engineered Systems has a Multi-National Customer Base in Food and Consumer Staples
41

Engineered Systems Demonstrated Relative Stability in 2009
Year over year revenue down 11% YTD and 1% in Q3 Improving revenue trends, steady margin — Sequential revenue up 11% in Q3 vs. Q2, driven by SWEP, Product ID, and Tyler — Margins have remained strong relative to 2008
Bookings are continuing to improve YoY Expect to follow normal seasonal market trends 2009 Update
Increasing emphasis on environmental sustainability Modest recovery in markets supported by GDP 2010 Planning Favorable trends in Supermarket remodels assumptions Proactive acquisition activity continues
42

Our Strategy: Help Our Customers Sell More Product, More Profitably and More Responsibly
Drivers and scope of DES strategy
— Businesses driven by food and consumer staples trends
— Engineered equipment companies with opportunity for growth and advantage
— Globalization based on risk/reward
Expanding attractive sub-sectors
— Product ID
— Hill PHOENIX, Unified Brands food equipment
Maximizing value of all portfolio companies
43

Strong Secular Trends Driving Growth

Consumer Staples
- Food
- Beverages
- Household products

More People

2003-08 Population Growth



U.S + Europe
+22M
0.9% per year
China
+36M
0.6% per year
India
+87M people
1.5% per year

Global population CAGR: ~1.2% (70 million people/yr.)

Rising Living Standards

2003-08 GDP Per Capita Growth



U.S
4.4% per year
Europe
3.6% per year
China
21%
India
14%

Global GDP per capita CAGR: ~7.5%

Government Lift

- Rural development
- Energy
- Sustainability
- Safety, traceability
- Income redistribution

Growth Multiple: +

DOVER DAY 2009
ENGINEERED SYSTEMS
44

User Trends and Government Influence Create Opportunity for Faster Equipment Growth
Trends Government Influence
Energy Regs Rising Energy Cost (e.g., EPACT) Needed Customer Solutions More Sustainable Sustainability (Greenhouse Cap & Trade?)
Traceability User Needs Opportunity for “Help Me Compete” Rural region dev. Equipment Growth > Look Income re-distribution Taste Consumption Growth Speed Tax credits/fines Operating cost Initial cost Inv./Logistics Government drivers for growth and technology change
45

SWEP is Growing Through Technology Leadership in Attractive Global Markets
Regulatory and societal pressures for more sustainable products
Increasing value of energy efficiency
Global customers with localized needs
46

Product ID Group Achieving Global Scale While Maintaining Local Market Intimacy
Identified ways to better serve global customer base Geographic presence Global technology customized to local needs
Operating philosophy — provide scale and customer intimacy Common back-end: supply chain, R&D, Global Coverage shared services Broad, Complementary Offering Local front-end: customer interface, local product customization
Dover and customers now realizing the benefits More products, better service to customers Larger scale for Dover
47

Fluid Management
Bill Spurgeon
48

Fluid Management
Electronic Energy Technologies Leading component and service (18%) supplier serving: Oil & gas production Fluid Gas compressors Management Turbine power generation (22%)
Norris Production Solutions Industrial Products (28%) Fluid Solutions Specialty fluid handling products Pumps and compressors Engineered Vehicle fueling components Hazardous fluid handling Systems components (32%) Quick disconnect couplings and fluid dispensers
2009e Revenue 100% = $5.6-5.8B
49

Fluid Management Maintained Margins Through Downturn



2009 YTD

- 2008 backlog fueled strong 1Q
- 3Q improvement over 2Q low point
- Strong EBIT margin performance
  - Price management and cost reductions
- Continued investment for future

2009 Update

- Industrial Production/GDP improving - positive trends
- Energy markets slight improvement
  - Canadian rigs count up
  - Gas prices recently improved - cold winter?

2010 Planning assumptions

- Global macro economic conditions improving
- Uncertainties in Energy market
  - NA average rig count expected to be up in 2010
  - Oil prices average $70-75; Gas prices uncertain
- Fluid Solutions well positioned for global growth

DOVERDAY 2009
FLUID MANAGEMENT
50

Our Strategy: Provide Leading Technology to Extract and Handle Critical Fluids
Strategic Focus
Global expansion Synergies Operational excellence New product development Value creating acquisitions Leadership development
51

Three Macro Trends Driving Demand for Fluid Management Technology
Growing energy Maturing fields, declining production rates demand Extractions in harsher environments Increasing challenges Work force demographics, need for remote monitoring to extract oil & gas
Sustainability “Zero harm” standards Leak prevention and containment Increasing regulation Increased efficiency and customer needs More active monitoring
Infrastructure BRIC development curves, rising standard of living Urbanization, increased infrastructure needs Globalization of e.g. retail fueling infrastructure spend e.g. waste water management systems
52

US Synthetic PDC Drill Bit Inserts Reduce Overall Drilling Costs
Gulf of Mexico 10,000 ft well Total rig cost US Synthetics sales / rig —Worldwide rig count (bar) indexed (line) Rock Bit PDC 5,000 3
Rate of penetration 40 ft / hr 70 ft / hr 4,000 +11% CAGR Bit life 1,500 ft 3,000 ft
Drilling 10,000 ft days . well for 13.0 7.5 2 Daily rig rate $100,000 $100,000 3,000
Total rig cost $1.30MM $0.75MM 2,000 1 +6% CAGR
75% faster drilling rate 1,000 2x longer bit life Ability to drill in harsher 0 0 environment ‘98 ‘00 ‘02 ‘04 ‘06 ‘08
53

From production to consumption, our solutions protect the environment while delivering quantifiable customer benefits
Wellhead Production Transmission Loading/Unloading Transport Retail Fueling
Remote monitoring Remote monitoring & Dry disconnect Safety valves, fittings Automated tank and artificial lift diagnostics solutions and vapor recovery gauging, spill automation Compliance testing & systems containment, vapor reporting recovery systems
Protect people & environment Remote monitoring/automation Productivity improvement Dry disconnect solutions Compliance & reporting Vapor recovery systems Application specific software
54

Pump Solutions Group is Well Positioned for Global Growth While Reaping Benefits of Integration
Broad portfolio of pump technologies with market leading brands
Attractive and diverse end-markets
7 Global Locations Global reach & scale — e.g. serving growing global infrastructure projects
Well-developed business integration process — Integration generated run-rate savings of ~$15M
55

Industrial Products
Tom Giacomini
56

Industrial Products
Electronic Technologies Material Handling (18%) Winches and gearboxes Fluid Construction attachments Management and components Industrial automation (22%) systems
Industrial Products (28%) Mobile Equipment Specialty transport Aerospace and military components Engineered Waste management Systems equipment (32%) Vehicle services
2009e Revenue 100% = $5.6-5.8B
57

Many Significant Actions Have Been Taken to Reduce Costs
Closed 23 facilities, 2 additional underway
Fixed Cost Reduced headcount by ~3,200 (30%+ of prior years total) Restructuring
Lowered breakeven by >20%
Leading Dover’s global procurement efforts in key Procurement categories — Metals — Transportation
Reduced inventory levels by ~$75M
Working Capital Maintained DSO level
58

Industrial Products Saw Significant Decline in End Markets
Demand declines across all served end markets Sequential revenue and margin improvements in Q3 vs. Q2 — Revenue up 3% 2009 YTD — EBIT margin up 2% Restructuring initiatives have helped to protect margins —YTD drop through $22M
Margins continue to improve over first half of year Continued focus on cash generation 2009 Update Order levels stabilizing, but not expecting quick recovery
Full year of restructuring benefits realized Mild recovery in auto end-markets 2010 Planning Mixed view on transportation — some strength in aerospace assumptions and government Continued challenges in N.A. construction
59

Our Strategy: Two Major Focuses to Drive Long Term Value Creation
Pursue global markets
Position for organic Drive new product development growth Exploit exposures to favorable tailwinds
Reshape the Invest primarily in three focus sectors portfolio Increase effectiveness and positioning for growth through combinations
60

Different Strategic Priorities Across Our Industrial Products Businesses
Market sector OpCos
Tulsa Winch Industrial winches, hoists and gearboxes Grow Warn Industrial automation components DeStaCo proactively Heil Environmental Solid waste/recycling Marathon
Sargent Aerospace/defense Manage for Vehicle Service Group cash / Vehicle services equipment PDQ opportunistic Heil Trailer Bulk transport/tanker bodies growth PMI Motorsport components/ accessories Warn
Improve Construction equipment Paladin Crenlo Texas Hydraulic
61

Well Positioned to Grow in Industrial Winches, Hoists and Gearboxes
Large market (~$2.5B), fragmented players
Attractive end markets with tailwinds — Onshore/Offshore oil & gas — Alternative energy — Government
Proprietary products within a comprehensive portfolio
Product certification and industry standards are critical
Attractive gross margins
Opportunities identified for international expansion
62

Leveraging a Global Footprint in Industrial Automation Components
Diverse, global market ($3B+)
Favorable tailwinds from increased consumer consumption, food/medical safety, and workplace safety
Strong DeStaCo brand with a global footprint
Attractive gross margins
Recurring revenue streams
Interested in components that “touch the production part”
63

Building on a Strong Position to Grow in Attractive Solid Waste and Recycling Sector








Worldwide Municipal Solid Waste
(M tonnes/yr)
2,000
1,600
1,200
800
4+%
2008
2013
2018
Source: OECD, United Nations, IMF

- **Increased waste levels from secular global consumption trends**
  - Growth rates higher in specific geographies (e.g. CEE)
- **Favorable recycling equipment tailwinds (10%+ CAGR)**
  - Increased automation
- **Emerging technology opportunities**
  - Waste-to-Energy
  - Green Technology / Telemetrics
- **High engineering value-add in select sub segments**
- **Leading position for Dover**

DOVERDAY 2009
INDUSTRIAL PRODUCTS
64

Electronic Technologies
Dave Van Loan
65

Electronic Technologies
Electronic Communication Components Technologies High-end sound and high-(18%) frequency signal initiation, transmission, reception and Fluid conversion components Management Microphones and receivers (22%) Filters, oscillators, switches
Industrial Products (28%) Electronic Assembly and Test Assembly, repair, and test equipment for semiconductors and electronic circuit boards Engineered Testers and fixtures Systems (32%) Material deposition Precision soldering
2009e Revenue 100% = $5.6-5.8B
66

Electronic Technologies Performance Update
Improving revenue and margin trends
— Sequential revenue up 12% in Q3 vs. Q2, driven by 2009 YTD Knowles, and the Tech Group — Sequential margins have improved by 580 bps
Bookings are forecasted to improve YoY Positive indicators of a Tech market recovery 2009 Update
Customers overreacted to the downturn and didn’t keep up with capacity or technology purchases Handset sales expected to return to historical growth rates — 2010 Planning pent up demand assumptions Windows 7 spike in PC sales Shrinking defense spending
67

Electronic Technologies Working to Broaden End-Market Diversification
End market sales as a percent of Electronic Technologies Revenue
100 Other PCs/Servers 80 Military/Space Medical 60 Industrial
40 Consumer Electronics
20 Telecom 0 2000 2008
68

Our Strategy: Attractive Through-Cycle Growth and More Consistent Earnings
Reshaping the portfolio — Streamlined portfolio to technology and share leaders — Integrating companies to create advantaged global positions
Improving ‘Flexibility’ and reducing cost base — Moved manufacturing to Asia — Lowered breakeven in many businesses by up to 50% — Maintained ability to rapidly scale up in market up cycles
Growing our recurring revenues — 23% of DET revenue from capital equipment
Expanding the core — Apply existing technology to adjacent markets — Diversify end markets — reduce links to semiconductor cycle — Position in front of growth tailwinds (e.g. renewable energy, sensors)
69

Integrated DET Businesses and Established Global Operating Model
11 companies we have owned since 2000 are now integrated into 5 businesses — Created global footprint and scale — Leveraging benefits of common ownership
Established centers of excellence — Manufacturing — Back office — Sourcing
Maintained local customer intimacy & brands Shenzhen Facility —consolidates 7 sites into 1 Established financially efficient structure
70

Leveraging Technology Leadership for Growth Across DET
Current New applications applications
Leveraging current Material deposition leading technology equipment positions Electronics Solar panels
Attractive applications in adjacent markets
Testing handling equipment for Driving end market MEMs diversification and Semiconductors MEMs growth
Surface acoustic wave (SAW) sensors Oscillators Viscosity sensors
71

Growing Knowles Beyond Acoustic Components to Human Interface Components
Stable, predictable growth position in hearing aids
Strong core cell phone market
Expanding the core, broadening applications and end-markets
Leveraging MEMS capabilities
72

Dover Investor Day Agenda
Time Presenter Topic
1:00 — 1:05 Paul Goldberg Welcome and Introduction 1:05 — 1:35 Bob Livingston Dover Strategy — The Dover Way 1:35 — 1:45 Steve Sellhausen Disciplined M&A
1:45 — 1:55 Jim Moyle Global Procurement Initiative 1:55 — 2:55 Segment Presidents Segment Overviews
Ray Hoglund (DES) Bill Spurgeon (DFM) Tom Giacomini (DIP) Dave Van Loan (DET)
2:55 — 3:10 Brad Cerepak Dover Financial Goals and Metrics
3:10 — 3:15 Bob Livingston Summary and Conclusion 3:15 — 3:45 Bob Livingston Q&A 3:45 — 4:00 Refreshment Break 4:00 — 5:00 Segment Presidents Segment Q&A Breakouts 5:00 Dover Reception
73

2009 .... A Challenging Year
Significant end market demand declines in core markets Select businesses have shown more resilience (e.g. Knowles, Hill PHOENIX) Continuing Earnings Per Share ($) Took decisive actions to protect and strengthen our 1.20 business 1.01 0.98 Restructured our businesses 0.91 0.90 — Took out $125M of annual cost 0.77 — Closed 27 facilities; reduced headcount 20% Focused on operational efficiency and cash generation 0.58 0.60 0.54 — Scaled up global procurement efforts — Maintained working capital 20% of sales 0.33 0.30 Demonstrated relative strength through the year Maintained double-digit margins 0.00 Increased dividend while maintaining strong balance sheet Q1 Q2 Q3 Q4 Q1 Q2 Q3
Well positioned for growth as economy recovers 2008 2009 Reduced restructuring charges (down $70M from 2009) $35M — $40M of carryover year-over-year savings Continued to invest in organic growth
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Mid Q4 Update
Key messages from last earnings call Stability across portfolio Normal seasonal revenue decline (e.g. refrigeration) 4th quarter revenue decrease $80-90M sequentially Anticipate full-year EPS around mid-point of $1.75-$2.00 range
What’s changed Electronic assembly and energy businesses stronger than originally anticipated
We are confident full-year EPS will be slightly above the mid-point of previously provided guidance of $1.75 to $2.00
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2010 ... A Framework For Earnings Growth
Long Term Goal 2010 Initial Thoughts
Sales growth 7% — 10% TBD Organic (%) 4% — 5% 3% — 5% Acquisition (%) 3% — 5% TBD
Segment EBIT margin (%) >15% Up 200 — 225 bps from 2009 Earnings growth (%) 10% — 13% > Long-term goal Free cash flow / Sales (%) >10% 10% Interest expense — Up slightly from 2009 Corporate expense — Up ~$10M from 2009 CapEx — Up slightly from 2009 Tax rate - 29% — 30%
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Dover Focused on Growing Sales, Earnings and Free Cash Generation
Operating company value drivers Winning in the market Sales growth (organic) 7-10% Margin management Acquisitions Earnings Operating discipline Working capital 10-13% EPS Inventory turns CapEx Asset productivity generation
>10% of sales
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Total Shareholder Return Captures Contribution From Both Growth in Value and Free Cash Flow
We have set a corporate objective of sustained top-quartile TSR vs. our peers
We have adjusted internal processes and Dividends controls to align all levels of management Capital gains paid (dividend The TSR contribution of individual business (stock price Ä) yield) units is explicitly measured Strategic plans are shared and discussed in context of drivers of TSR Portfolio shaping criteria include impact on TSR
We have tied significant long-term TSR incentives to TSR and its drivers
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Balanced Capital Allocation With Focus on Value Creation
Estimated cumulative cash flow (3-years ending December 2009, $B)
Cash flow from operations after interest, taxes $2.6 Capital expenditures (0.5) Discretionary cash 2.1 Change in net debt 0.1 Total $2.2
Committed to maintaining investment grade credit rating (debt/cap ~35%)
Fully funded internal operations and organic growth initiatives
Continue long and consistent dividend policy — 25-30% of through cycle earnings
Acquisitions compete with share repurchases — Current environment weighted towards acquisitions
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Dover Investor Day Agenda
Time Presenter Topic
1:00 — 1:05 Paul Goldberg Welcome and Introduction 1:05 — 1:35 Bob Livingston Dover Strategy — The Dover Way 1:35 — 1:45 Steve Sellhausen Disciplined M&A
1:45 — 1:55 Jim Moyle Global Procurement Initiative 1:55 — 2:55 Segment Presidents Segment Overviews
Ray Hoglund (DES) Bill Spurgeon (DFM) Tom Giacomini (DIP) Dave Van Loan (DET)
2:55 — 3:10 Brad Cerepak Dover Financial Goals and Metrics
3:10 — 3:15 Bob Livingston Summary and Conclusion 3:15 — 3:45 Bob Livingston Q&A 3:45 — 4:00 Refreshment Break 4:00 — 5:00 Segment Presidents Segment Q&A Breakouts 5:00 Dover Reception
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Dover Well Positioned to Create Shareholder Value
Capturing Benefits of Common Ownership
Positioning More Disciplined for Growth Capital Allocation
Committed to Sustained, Superior Total Shareholder Return
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